         Exhibit 99.1

Compass Pathways appoints Teri Loxam as Chief Financial Officer

London, UK – December 7, 2023

Compass Pathways plc (Nasdaq: CMPS) (“Compass”), a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health, today announced that it has appointed Teri Loxam as Chief Financial Officer (CFO), effective the beginning of March 2024. She will be based in the company’s New York City office. Teri will serve as an advisor during the period leading up to her appointment as CFO.

Teri brings to Compass deep and extensive strategic experience working for publicly traded companies, in the pharmaceutical and biotechnology sectors, and beyond. She joins the company from Gameto, where she was CFO and played a pivotal role in negotiating multiple licensing agreements and helping to develop the regulatory and commercial strategy for their lead product. Teri previously served as CFO and Chief Operating Officer of Kira Pharmaceuticals, where she advanced their lead asset into Phase 2 and grew the company’s pipeline. As CFO of SQZ Biotech, Teri led the company to a successful IPO and raised over $200 million in her first 18 months in her role. Earlier in her career, she held senior leadership positions in investor relations and global communications at Merck and Co. and Bristol-Myers Squibb, and served as Vice President of Investor Relations at IMAX, an entertainment technology company.  Teri also serves as a member of the boards of directors and audit chair of Vaxcyte, Inc. and Cardiol Therapeutics.

“Teri’s extensive success in leading biotech companies and her broad experience through all stages of development from research to commercialization is precisely the expertise and leadership that Compass requires as we progress our phase 3 program in treatment-resistant depression,” said Kabir Nath, CEO of Compass Pathways. “She is a strong addition to our experienced executive leadership team and is fully committed to our mission to bring transformative treatments to patients who need better options. We welcome her to our passionate and dedicated team.”

“It’s a privilege to join Compass at such a pivotal time, bringing my expertise to an organization at the forefront of mental health innovation. With Compass’s robust financial foundation, supported by a strong balance sheet and the backing of leading biotech investors, the company is well positioned for success. I look forward to helping the company continue its journey and execute its strategy, as I share Compass’s passion and determination to improve mental health care for the millions of people who urgently need better options.”

Mary-Rose Hughes will continue to serve as Compass’s interim CFO until Teri assumes the full-time role in March.

-Ends-

About Compass Pathways

Compass Pathways plc (Nasdaq: CMPS) is a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health.

         Exhibit 99.1
Our focus is on improving the lives of those who are suffering with mental health challenges and who are not helped by current treatments. We are pioneering the development of a new model of psilocybin treatment, in which our proprietary formulation of synthetic psilocybin, COMP360, is administered in conjunction with psychological support. COMP360 has been designated a Breakthrough Therapy by the U.S. Food and Drug Administration (FDA) and has received Innovative Licensing and Access Pathway (ILAP) designation in the UK for treatment-resistant depression (TRD).

We have commenced a phase 3 clinical program of COMP360 psilocybin treatment in TRD, the largest randomized, controlled, double-blind psilocybin treatment clinical program ever conducted. Previously, we completed a phase 2b study with top line data showing a statistically significant (p<0.001) and clinically relevant improvement in depressive symptom severity after three weeks for patients who received a single 25mg dose of COMP360 psilocybin with psychological support. We are also conducting phase 2 clinical studies of COMP360 psilocybin treatment for post-traumatic stress disorder (PTSD) and anorexia nervosa.

Compass is headquartered in London, UK, with offices in New York and San Francisco in the United States. Our vision is a world of mental wellbeing. www.compasspathways.com.

Availability of other information about Compass Pathways

Investors and others should note that we communicate with our investors and the public using our website (www.compasspathways.com), our investor relations website (ir.compasspathways.com), and on social media (LinkedIn), including but not limited to investor presentations and investor fact sheets, US Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that we post on these channels and websites could be deemed to be material information. As a result, we encourage investors, the media, and others interested in us to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on our investor relations website and may include additional social media channels. The contents of our website or these channels, or any other website that may be accessed from our website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Forward-looking statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “could”, “would”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “potential” and “continue” and “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things, our expectations regarding our financial position, funding requirements and cash runway; COMPASS’s expectations regarding its plans for its transition to a new Chief Financial Officer; the safety or efficacy of investigational COMP360 psilocybin treatment as a treatment for depression, post-traumatic stress disorder or anorexia nervosa; the potential for the pivotal phase 3 program or other trials to support regulatory filings and approvals; and Compass’s expectations regarding the benefits of its investigational COMP360 psilocybin treatment. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond Compass’s control and which could cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements.

         Exhibit 99.1
These risks, uncertainties, and other factors include, among others: our plans to transition to a new chief financial officer may be unsuccessful; clinical development is lengthy and outcomes are uncertain, and therefore our clinical trials may be delayed or terminated and may be more costly than expected; we will require substantial additional funding to achieve our business goals and if we are unable to obtain this funding when needed and on acceptable terms, we could be forced to delay, limit or terminate our product development efforts; our efforts to obtain marketing approval from the applicable regulatory authorities in any jurisdiction for COMP360 or any of future product candidates may be unsuccessful; and our efforts to obtain coverage and reimbursement for our investigational COMP360 psilocybin treatment, if approved, may be unsuccessful; and those risks and uncertainties described under the heading “Risk Factors” in Compass’s most recent annual report on Form 10-K or quarterly report on Form 10-Q and in other reports we have filed with the U.S. Securities and Exchange Commission (“SEC”) , which are available on the SEC’s website at www.sec.gov. Except as required by law, Compass disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. These forward-looking statements are based on Compass’s current expectations and speak only as of the date hereof.

Enquiries

Media: Amy Lawrence, media@compasspathways.com, +44 7813 777 919
Investors: Stephen Schultz, stephen.schultz@compasspathways.com, +1 401 290 7324